UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010 (May 5, 2010)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 5, 2010, Vanguard Natural Resources, LLC (“Vanguard” or the “Company”) filed a Current Report on Form 8-K (“the Original 8-K”) announcing that its wholly-owned subsidiary, Vanguard Permian, LLC, had entered into a Purchase and Sale Agreement, dated April 30, 2010, with a private seller (“Private Seller”) (the “PSA”) to purchase producing oil and natural gas properties in Mississippi, Texas and New Mexico (the “Properties”) for approximately $113.1 million. This current report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited statement of combined revenues and direct operating expenses for the Properties for the years ended December 31, 2009 and 2008 and the unaudited statement of combined revenues and direct operating expenses for the Properties for the three months ended March 31, 2010 and 2009 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Balance Sheet

The unaudited pro forma consolidated balance sheet of Vanguard Natural Resources, LLC as of March 31, 2010 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

 (c)   Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated April 30, 2010 among Vanguard Permian, LLC and Alpine Gas Investors, L.P. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on May 5, 2010).

Exhibit 23.1	Consent of BDO Seidman, LLP

Exhibit 99.1
Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Natural Resources, LLC expects to purchase on or before May 27, 2010 from Private Seller for the years ended December 31, 2009 and 2008 and the three months ended March 31, 2010 and 2009.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
May 12, 2010		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1
Purchase and Sale Agreement, dated April 30, 2010 among Vanguard Permian, LLC and Alpine Gas Investors, L.P. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on May 5, 2010).

Exhibit 23.1	Consent of BDO Seidman, LLP

Exhibit 99.1
Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties Vanguard Natural Resources, LLC expects to purchase on or before May 27, 2010 from Private Seller for the years ended December 31, 2009 and 2008 and the three months ended March 31, 2010 and 2009.

Exhibit 99.2	Unaudited Pro Forma Consolidated Balance Sheet of Vanguard Natural Resources, LLC as of March 31, 2010.